UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)     SEPTEMBER 21, 2006
                                                     ---------------------------

                            NBOG BANCORPORATION, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

            001-16413                                  58-2554464
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     (Commission File Number)              (IRS Employer Identification No.)

     807 DORSEY STREET, GAINESVILLE, GEORGIA                 30501
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     (Address of Principal Executive Offices)              (Zip Code)

                                 (770) 297-8060
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure  of Directors or Principal Officers; Election of Directors;
           Appointment  of  Principal  Officers.

     On September 21, 2006, Bryan Hendrix informed the Board of NBOG that he intended to resign as Chief Financial Officer and cease employment with NBOG upon the earlier to occur of March 31, 2007 or the completion of the merger with El Banco Financial Corporation (previously known as Nuestra Tarjeta de Servicios, Inc.). As a result, NBOG will allow Mr. Hendrix's existing employment agreement to expire in accordance with its terms on October 21, 2006. Starting November 1, 2006, Mr. Hendrix will continue part-time employment with NBOG, and will continue as principal executive and financial officer of NBOG pending the completion of the merger with El Banco Financial Corporation, until the Board of Directors hires and appoints new officers.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NBOG BANCORPORATION, INC.

Dated: September 26, 2006.
                                        By:   /s/ W. Bryan Hendrix
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                                        Name:  W. Bryan Hendrix
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                                        Title: Chief Financial Officer
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